UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Sam Houston Parkway East, Suite 400 Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2008, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its fourth quarter results of operation for the period ended December 31, 2007 and the financial outlook for the year ending December 31, 2008. Attached hereto as Exhibits 99.1, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2008, the Board of Directors of Helix appointed Owen Kratz as President and Chief Executive Officer of Helix. Mr. Kratz resumed the role and assumed the responsibilities associated with these offices on February 4, 2008 while holding the office of Executive Chairman.

Item 7.01 Regulation FD Disclosure.

On February 28, 2008, Helix issued a press release announcing its fourth quarter results of operation for the period ended December 31, 2007 and the financial outlook for the year ending December 31, 2008. In addition, on February 29, 2007, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results. Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the Fourth Quarter Earnings Conference Call & 2008 Outlook Presentation issued by Helix. The presentation materials will also be posted in the Investor Relations section of Helix’s website, www.helixesg.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 28, 2008 reporting financial results for the fourth quarter of 2007 and the financial outlook for the year ending December 31, 2008.

99.2	Fourth Quarter Earnings Conference Call & 2008 Outlook Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2008

HELIX ENERGY SOLUTIONS GROUP, INC.

By: /s/ A. WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 28, 2008 reporting financial results for the fourth quarter of 2007 and the financial outlook for the year ending December 31, 2008.

99.2	Fourth Quarter Earnings Conference Call & 2008 Outlook Presentation.